                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2006

                                   UWINK, INC.
               (Exact name of Registrant as specified in charter)


Utah                                  000-29217                87-0412110
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                        Identification Number)

                              12536 BEATRICE STREET
                          LOS ANGELES, CALIFORNIA 90066
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 310-827-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13(e)-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 7, 2006, uWink, Inc.'s (the "Registrant") Chief Executive Officer concluded that the Registrant's previously issued financial statements for the fiscal year ended December 31, 2004 and the first three quarters of 2005 should not be relied upon because of errors in those financial statements.

ITEM 4.02(A). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS.

     On March 7, 2006, the Registrant's Chief Executive Officer concluded that the financial statements covering the fiscal year ended December 31, 2004 should no longer be relied upon because of certain errors in the financial statements. The CEO discussed with the Registrant's independent accountants the matters disclosed in this filing. For further information, please see Item 4.02(a) below.

     Subsequent to the issuance of the Registrant's financial statements as of and for the year ended December 31, 2004, as reported in the Company's Form 10-KSB filed on March 31, 2005, the Registrant engaged in a comprehensive re-audit of its financial condition and results of operations as of and for the year ending December 31, 2004.

     Pursuant to this re-audit, the Registrant discovered a number of errors in its 2004 financial statements, as originally filed. As a result, the Registrant restated its 2004 financial statements and presented the restated 2004 financial statements in the Form 10-KSB for the 2005 fiscal year filed by the Registrant on April 17, 2006.

     The material errors discovered by the Registrant during the re-audit of its 2004 financial statements are set forth below.

     In respect of its revenue for the fiscal year ended December 31, 2004, the Registrant determined that $200,200 was incorrectly recorded as revenue. In addition, the Registrant determined that a $150,000 provision for sales returns should have been recorded at December 31, 2004 and that $62,249 of inventory held by third parties on consignment was incorrectly recorded as revenue. As a result, the Registrant is restating its 2004 financial statements to reverse the amounts incorrectly booked as revenue and to record the provision for sales returns. The effect of this restatement is to reduce revenue by $412,449 and cost of goods sold by $39,223; increase inventory by $39,223; and reduce accounts receivable by $350,200.

     The Registrant also determined that shares of its common stock issued for certain services in 2004 were undervalued by $90,000 and that an expense of $474,215 should be recorded in respect of warrants issued for services during 2004. In addition, the Registrant determined to restate 2004 nominal stock option issuance expense to $208,425 and reclassify such expense as selling, general and administrative expenses from other expenses. As a result, the Registrant is restating its 2004 financial statements to record the additional expense and to restate and reclassify nominal stock option expense as selling, general and administrative expenses. The effect of this restatement is to increase selling, general and administrative expenses by $772,640 and increase other income (expense) by $221,236.

     Furthermore, the Registrant determined that there was not sufficient documentation to support recording a gain on the settlement of debt in respect of certain of its accounts payable in 2004. As a result, the Registrant determined to restate gain on settlement of debt income for 2004. The effect of this restatement is to reduce gain on settlement of debt income by $38,961.

     The Registrant also determined that the beneficial conversion feature on $225,003 of convertible notes issued in November and December 2004 was overstated by $182,144 and that a $50,000 convertible note issued to a director of the Registrant should be reclassified from convertible notes to due to related parties. As a result, the Registrant determined to restate convertibles notes and due to related parties on the balance sheet as of December 31, 2004 and to restate debt discount amortization expense for 2004. The effect of this restatement is to increase convertible notes by $119,348; increase due to related parties by $50,000 and reduce debt discount expense by $12,797.

     The Registrant also determined that the weighted average common shares outstanding calculation for 2004 was incorrect. As a result, the Registrant restated the weighted average common shares outstanding for 2004. The effect of this restatement is to reduce the weighted average common shares outstanding for 2004 by 1,662,706.

     Finally, the Registrant determined to reclassify the cash effect of Deposits - Sega Gameworks to cash flow from financing activities from cash flow from operating activities. As a result, cash from operating activities was increased by $615,000 and cash from financing activities was reduced by $615,000 on the restated 2004 statement of cash flows.

     The following presents the effect on the Registrant's previously issued financial statements for the year ended December 31, 2004:

Balance Sheet as at December 31, 2004:

                                                                             PREVIOUSLY        INCREASE
                                                                             REPORTED         (DECREASE)       RESTATED
     Cash and cash equivalents                                             $      58,307           (965)         57,342
     Account receivable,
     net of allowance for doubtful accounts of $140,630 and $95,782              659,751       (377,741)        282,010
     Inventory, net of obsolescence reserve of $370,400 and $370,400             480,447         39,223         519,670
     Prepaid expenses and other current assets                                    72,890        (22,500)         50,390
                                                                            --------------------------------------------
TOTAL CURRENT ASSETS                                                           1,271,395       (361,983)        909,412
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED
     DEPRECIATION OF $400,478 AND $400,478, RESPECTIVELY                         151,450           (494)        150,956
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, NET OF
     ACCUMULATED AMORTIZATION OF $830,617 AND $826,370, RESPECTIVELY.            225,289        (24,092)        201,197
                                                                            --------------------------------------------
TOTAL ASSETS                                                               $   1,648,134       (386,569)      1,261,565
                                                                            ============================================

CURRENT LIABILITIES
     Accounts payable                                                      $     821,996          2,621         824,617
     Accrued expenses                                                            128,477          7,130         135,608
     Due to related parties                                                      417,139         50,000         467,139
     Convertible note payable, net of discounts of $206,253 and $36,905          168,750        119,348         288,098

                                                                            --------------------------------------------
TOTAL CURRENT LIABILITIES                                                      1,536,361        179,101       1,715,462
                                                                            --------------------------------------------

STOCKHOLDERS' DEFICIT
     Common stock                                                                 10,736           (120)         10,616
     Additional paid-in capital                                               20,814,442        249,883      21,064,324
     Accumulated deficit                                                     (20,540,633)      (992,360)    (21,532,993)
     Shares to be Issued                                                               -        176,929         176,929
                                                                            --------------------------------------------
TOTAL STOCKHOLDERS' DEFICIT                                                      284,545       (565,668)       (281,123)
                                                                            --------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                $   1,820,907       (386,568)      1,434,339
                                                                            ============================================

Statement of operations for the year ended December 31, 2004:

                                                          PREVIOUSLY         INCREASE
                                                          REPORTED          (DECREASE)        RESTATED
NET SALES                                               $   1,819,978        (422,563)       1,397,415
COST OF SALES                                               1,179,576         (44,845)       1,134,731
                                                         ----------------------------------------------
GROSS PROFIT                                                  640,402        (377,718)         262,684
                                                         ----------------------------------------------
OPERATING EXPENSES
      Selling, general and administrative expenses          4,027,205         805,031        4,832,235
      Research and development                                355,315          (3,984)         351,332
                                                         ----------------------------------------------
TOTAL OPERATING EXPENSES                                    4,382,520         801,047        5,183,567
                                                         ----------------------------------------------
LOSS FROM OPERATIONS                                       (3,742,118)     (1,178,766)      (4,920,883)
                                                         ----------------------------------------------
OTHER INCOME (EXPENSE)
      Debt discount expense                                  (157,469)         12,797         (144,672)
      Nominal Stock Option Expense                           (221,236)        221,236                -
      Gain on settlement of debt                              397,256         (38,961)         358,295
      Interest expense                                        (65,226)         (8,666)         (73,892)
                                                         ----------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                                  (24,082)        186,406          162,324
                                                         ----------------------------------------------
LOSS BEFORE PROVISION FOR INCOME TAXES                     (3,766,200)       (992,399)      (4,758,599)
NET LOSS                                                $  (3,769,322)       (992,360)      (4,761,682)
NET LOSS PER COMMON SHARE - BASIC AND DILUTED           $       (0.35)          (0.17)           (0.52)
                                                         ==============================================

WEIGHTED AVERAGE COMMON SHARES
      OUTSTANDING - BASIC                                  10,737,051      (1,662,706)       9,074,345

Statement of cash flows for the year ended December 31, 2004:

                                                                                        PREVIOUSLY        INCREASE
                                                                                         REPORTED        (DECREASE)     RESTATED
CASH FLOW FROM OPERATING ACTIVITIES:
    Net loss                                                                            $(3,769,322)      (992,360)   $(4,761,682)
    Adjustment to reconcile net loss to net cash used in operating activities:
        Amortization of debt discount on convertible note payable                           157,469         10,389        167,858
        Amortization of options issued below market price                                   129,066         44,599        173,665
        Depreciation and amortization expense                                               168,414         (4,247)       164,167
        Bad debt allowance                                                                  140,630        (44,848)        95,782
        Issuance of warrants for services                                                         -        474,216        474,216
        Issuance of common stock for payroll and exercise of options                              -        144,975        144,975
        Issuance of common stock for services                                               456,963         56,150        513,113
        Inventory obsolescence reserve                                                      319,149          1,250        320,400
    Changes in operating assets and liabilities:
      Accounts receivable net of provision for sales returns of $150,000 as restated       (668,961)       423,326       (245,635)
      Inventory                                                                            (301,311)      (359,623)      (660,934)
      Deposits-Sega Gameworks                                                              (615,000)       615,000              -
      Deposits                                                                              (23,403)        22,500           (903)
      Prepaid expenses and other current assets                                             (27,270)          (686)       (27,956)
      Accounts payable                                                                      147,726        (95,476)        52,250
      Accrued expenses                                                                      (61,673)       128,666         66,993
      Advances from Customers                                                               (59,722)       125,000         65,278

                                                                                        -----------                   -----------
Net cash used in operating activities                                                    (4,512,706)                   (3,963,874)
                                                                                        -----------                   -----------

CASH FLOW FROM INVESTING ACTIVITIES:
    Payment for property and equipment                                                      (88,750)           494        (88,256)
    Payment for capitalized product development costs                                      (275,294)        28,339       (246,955)
    Deposits - Sega Gameworks                                                                     -       (615,000)      (615,000)

                                                                                        -----------                   -----------
Net cash used in investing activities                                                      (364,044)      (586,167)      (950,211)
                                                                                        -----------                   -----------

CASH FLOW FROM FINANCING ACTIVITIES:
    Proceeds from debt, net of conversion into common stock                               1,069,574       (279,574)       790,000
    Proceeds from advances from related parties                                             132,000        277,727        409,727
    Proceeds from issuance of common stock                                                2,977,672         20,498      2,998,170
    Payment of offering costs                                                              (400,360)        17,718       (382,642)

                                                                                        -----------                   -----------
Net cash provided by financing activities                                                 3,778,886         36,369      3,815,255
                                                                                        -----------                   -----------

NET DECREASE IN CASH AND CASH EQUIVALENT                                                 (1,097,863)          (967)    (1,098,830)


CASH AND CASH EQUIVALENTS, END OF PERIOD                                                $    58,307           (965)   $    57,342
                                                                                        ===========                   ===========

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES

    Issuance of common stock for services                                               $   481,963         31,150    $   513,113
                                                                                        ===========                   ===========

     The net effect of the restatement is an increase of $1,178,766 in loss from continuing operations, and an increase of $992,360 in net loss for the fiscal year ended December 31, 2004. As a result, basic and diluted loss per share increased by $0.19 per share for loss from continuing operations, and by $0.17 per share for net loss for the fiscal year ended December 31, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWINK, INC.


/s/ Peter Wilkniss
---------------------------------------
Peter Wilkniss, Chief Financial Officer
Dated:  May 1, 2006